Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended August 29, 2026 of Resources Connection, Inc. (the “Form 10-Q”), I, Jessica Block, Chief AI Officer and Interim Chief Financial Officer of Resources Connection, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Resources Connection, Inc.
Date: October 7, 2026

/s/ JESSICA BLOCK
Jessica Block
Chief AI Officer and Interim Chief Financial Officer

The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.